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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 2, 2008


                                PVF Capital Corp.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                          0-24948                  34-1659805
----------------------------      ----------------------      ----------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                      30000 Aurora Road, Solon, Ohio       44139
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               (Address of Principal Executive Offices)  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN
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            OFFICERS
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         (b) On July 2, 2008, C. Keith Swaney advised the Board of Directors of
PVF Capital Corp. (the "Company") that he intends to retire as President, Chief Operating Officer and Treasurer of the Company and as President, Chief Operating Officer and Chief Financial Officer of Park View Federal Savings Bank, the Company's wholly owned subsidiary, effective at the Company's next annual meeting of stockholders. For more information, reference is made to the Company's press release dated July 2, 2008, which is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (a)   Not applicable.


      (b)   Not applicable.


      (c)   Not applicable.


      (d)   The following exhibit is filed herewith:

            Exhibit 99.1       Press release dated July 2, 2008


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.


Dated:  July 3, 2008                    By: /s/ John R. Male
                                            ------------------------------------
                                            John R. Male
                                            Chairman and Chief Executive Officer